Western Union First Quarter 2010 Earnings Webcast & Conference Call April 27, 2010 Exhibit 99.2 ** ** ** ** ** ** ** ** ** ** **

Mike Salop Senior Vice President, Investor Relations ** ** ** ** ** ** ** ** ** ** **

Safe Harbor
This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995.
These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict.
Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as “expects,”
“intends,” “anticipates,” “believes,” “estimates,” “guides,” “provides guidance,” “provides outlook” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could” are intended to identify such forward-looking statements. Readers of this presentation by The
Western Union Company (the “Company,” “Western Union,” “we,” “our” or “us”) should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the Risk Factors section and throughout the Annual Report on Form 10-K for the year ended
December 31, 2009. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.
Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: changes in immigration laws, patterns and other factors related to migrants; our ability to adapt technology in response to changing industry and consumer needs or trends; our failure to develop and introduce new products, services and enhancements, and gain market acceptance of such products; the failure by us, our agents or subagents to comply with our business and technology standards and contract requirements or applicable laws and regulations, especially laws designed to prevent money laundering and terrorist financing, and/or changing regulatory or enforcement interpretations of those laws; failure to comply with the settlement agreement with the State of Arizona; changes in United States or foreign laws, rules and regulations including the Internal Revenue Code, and governmental or judicial interpretations thereof; changes in general economic conditions and economic conditions in the regions and industries in which we operate; adverse movements and volatility in capital markets and other events which affect our liquidity, the liquidity of our agents or clients, or the value of, or our ability to recover our investments or amounts payable to us; political conditions and related actions in the United States and abroad which may adversely affect our businesses and economic conditions as a whole; interruptions of United States government relations with countries in which we have or are implementing material agent contracts; our ability to resolve tax matters with the Internal Revenue Service and other tax authorities consistent with our reserves; mergers, acquisitions and integration of acquired businesses and technologies into our company, and the realization of anticipated financial benefits from these acquisitions; changes in, and failure to manage effectively exposure to, foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; failure to maintain sufficient amounts or types of regulatory capital to meet the changing requirements of our regulators worldwide; our ability to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place; failure to implement agent contracts according to schedule; deterioration in consumers’
and clients’ confidence in our business, or in money transfer providers generally; failure to manage credit and fraud risks presented by our agents, clients and consumers or non-performance by our banks, lenders, other financial services providers or insurers; any material breach of security of or interruptions in any of our systems; adverse rating actions by credit rating agencies; liabilities and unanticipated developments resulting from litigation and regulatory investigations and similar matters, including costs, expenses, settlements and judgments;  failure to compete effectively in the money transfer industry with respect to global and niche or corridor money transfer providers, banks and other money transfer services providers, including telecommunications providers, card associations, card-based payment providers and electronic and internet providers; our ability to protect our brands and our other intellectual property rights; our failure to manage the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; cessation of various services provided to us by third-party vendors; changes in industry standards affecting our business; changes in accounting standards, rules and interpretations; our ability to attract and retain qualified key employees and to manage our workforce successfully; significantly slower growth or declines in the money transfer market and other markets in which we operate; adverse consequences from our spin-off from First Data Corporation; decisions to downsize, sell or close units, or to transition operating activities from one location to another or to third parties, particularly transitions from the United States to other countries; decisions to change our business mix; catastrophic events; and management’s ability to identify and manage these and other risks.

Christina Gold President & Chief Executive Officer ** ** ** ** ** ** ** ** ** ** **

Cash-to-Cash Money Transfer
Improving trends in core cash money transfer
Accelerating transaction growth driven by Americas
Key cash-to-cash initiatives
Signing and activating retail locations in Europe
Activating additional bank locations in the U.S.

Solid start to 2010

WESTERN UNION | yes!

WESTERN UNION
MoneyWise
DEBIT
VISA
WESTERN UNION
Gold Card
DEBIT
VISA

Electronic Channels and B2B
Westernunion.com
March - record month
International transaction growth greater than 60%
Account-to-cash money transfer
Transaction growth exceeded 65%
15 banks
Prepaid
365,000 cards-in-force
Retail distribution – 4,500 locations

Electronic Channels and B2B
Mobile
19,000 locations enabled for cash-to-mobile service
Focus on key mobile corridors
Emerging opportunities with mobile banking platforms
Business-to-business payments
Sales offices added, expansion underway
Results on plan

Hikmet Ersek Chief Operating Officer ** ** ** ** ** ** ** ** ** ** **

C2C Highlights
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
YoY
Change
C2C Revenue 3%
C2C Revenue, constant currency
0%
C2C Transactions 8%
Geographic diversity
Improved trends in Americas
Domestic turnaround
Sequential improvement in U.S. Outbound and Mexico
Continued strength in Europe and Asia

Consumer-to-Consumer

Revenue Transactions
Q1 2010
5% 6%
Europe, Middle East, Africa, S. Asia
44% of Western Union revenue
In Europe, transaction trends in most markets stable to slightly better
Russia improved
Gulf States transactions relatively flat

Revenue
Transactions
Americas (3)% 8%
31% of Western Union revenue
Strong improvement from Q4 2009
Integrated U.S. domestic money transfer strategy delivered strong transaction growth
Domestic operating margins >30%
Favorable trends in U.S Outbound
Mexico trends improved compared to Q4 2009
Q1 2010
Consumer-to-Consumer

Revenue Transactions
Asia Pacific
14% 15%
9% of Western Union revenue
China grew revenue 21% on 8% transaction increase
Now 8 bank agents in China
Philippines remained strong
Q1 2010
Consumer-to-Consumer

Global Business Payments

Revenue Transactions
Global Business Payments 4% (7)%
15% of Western Union revenue
Custom House delivered $26 MM in revenue
Macroeconomic headwinds for U.S. bill payments
Pago Facil continued to perform well
Progress developing B2B infrastructure
Q1 2010

Scott Scheirman Executive Vice President & Chief Financial Officer ** ** ** ** ** ** ** ** ** ** **

$38
$205
$958
$29
$238
$966
Q1 2009
Q1 2010
Transaction Fee
Foreign Exchange
Other

Revenue

($ in millions)
$1,201
Consolidated revenue up 3%
or up 1% constant currency
adjusted
Transaction fees grew 1%
Foreign exchange revenue
increased 16%, due to
Custom House
$1,233
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

Remittance Trends
Total Q1 Western Union cross-
border principal of $16 billion, up 7%
Principal per transaction
Flat on a reported basis
Declined 3% constant currency

Up 8%
C2C Transactions
(millions)
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

8%
0%
3%
Transaction
Growth
Domestic
Price
Reduction /
Mix
Other Price
Reductions
Other Mix Constant
Currency
Revenue
Currency
Impact
Reported
Revenue
Growth
C2C Transaction and Revenue Growth

Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Q1 2010
Expect 3% pricing investment for 2010

Operating Margin
Operating margin declined
280 basis points YoY
•
Delayed spending in Q1 09
•
Incremental investments
•
Retail Money Order
portfolio
•
Custom House and FEXCO
acquisition-related
amortization
•
U.S. bill payment volume
declines
Operating margin improved
140 basis points from Q4 09

C2C Operating Margin
C2C operating margin
declined 120 basis points
YoY
Technology and other
investments
Weaker US Dollar YoY
C2C operating margin
improved 170 basis points
from Q4 09
Expect full year C2C margin
expansion in 2010

WESTERN UNION | yes!

29.0%
19.6%
20.7%
Q1 2009
Q4 2009
Q1 2010

25.5%
26.1%
Q4 2009
Q1 2010

Global Business Payments
Operating Margin
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Segment margin declined YoY
Custom House investments
and amortization
Reduced volumes in U.S. bill
payment business
Segment margin consistent
with Q4 2009
Custom House
Base business profitable
Slightly dilutive in 2010 due to
investment spending and
amortization
GAAP Excluding
Custom
House

Financial Strength
Cash Flow from Operations Excluding Tax Deposit $324 million
Refundable IRS Tax Deposit ($250) million
GAAP Cash Flow from Operations $74 million
Capital Expenditures $15 million
Stock Repurchases $200 million
Dividends $41 million
Cash Balance, March 31, 2010 $1.5 billion
Debt Outstanding, March 31, 2010 $3.0 billion
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

2010 Outlook & Cash Priorities

Company affirms full year GAAP outlook provided February 3, 2010
GAAP revenue range of -1% to +2%
GAAP and constant currency revenue expected to be similar
GAAP EPS range of $1.29 to $1.34
GAAP and constant currency EPS expected to be similar
Cash priorities
Reinvestment in business
Selective acquisitions
Returning capital to shareholders through both dividends and share repurchase
Strong Cash Flow Generation and
Shareholder-focused Deployment

Question & Answer ** ** ** ** ** ** ** ** ** ** **

First Quarter 2010 Earnings Webcast & Conference Call April 27, 2010 Appendix

Western Union's management believes the non-GAAP measures presented provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods. These non-GAAP measurements include revenue change constant currency adjusted, consumer-to-consumer segment revenue change constant currency adjusted, international consumer-to-consumer revenue change constant currency adjusted, consumer-to-consumer cross-border principal constant currency adjusted, consumer-to-consumer principal per transaction constant currency adjusted, Global Business Payments revenue change excluding Custom House, Global
Business Payments operating margin excluding Custom House and cash flows from operations excluding refundable IRS tax deposit.
A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-
GAAP measures to the most directly comparable GAAP financial measures is included below.
Non-GAAP Measures

Reconciliation of Non-GAAP Measures

1Q09 2Q09 3Q09 4Q09 FY2009 1Q10
Consolidated Metrics
Revenues, as reported (GAAP) $  1,201.2 $  1,254.3 $  1,314.1 $  1,314.0 $  5,083.6 $  1,232.7
Foreign currency translation impact (a) 60.7 60.1 31.1 (32.4) 119.5 (20.0)
Revenues, constant currency adjusted $  1,261.9 $  1,314.4 $  1,345.2 $  1,281.6 $  5,203.1 $  1,212.7
Prior year revenues, as reported (GAAP) $  1,265.9 $  1,347.1 $  1,377.4 $  1,291.6 $  5,282.0 $  1,201.2
Revenue change, as reported (GAAP) (5)% (7)% (5)% 2% (4)% 3%
Revenue change, constant currency adjusted 0% (2)% (2)% (1)% (1)% 1%
Cash flows from operations, as reported (GAAP) $     356.6 $     249.7 $     351.7 $     260.1 $  1,218.1 $      74.0
Reversal of refundable IRS tax deposit (c) N/A N/A N/A N/A N/A 250.0
Cash flows from operations, tax deposit adjusted $     356.6 $     249.7 $     351.7 $     260.1 $  1,218.1 $     324.0
Consumer-to-Consumer Segment
Revenues, as reported (GAAP) $  1,003.7 $  1,065.5 $  1,117.8 $  1,113.7 $  4,300.7 $  1,030.2
Foreign currency translation impact (a) 57.9 55.2 24.4 (36.2) 101.3 (21.9)
Revenues, constant currency adjusted $  1,061.6 $  1,120.7 $  1,142.2 $  1,077.5 $  4,402.0 $  1,008.3
Prior year revenues, as reported (GAAP) $  1,053.8 $  1,145.4 $  1,178.1 $  1,094.3 $  4,471.6 $  1,003.7
Revenue change, as reported (GAAP) (5)% (7)% (5)% 2% (4)% 3%
Revenue change, constant currency adjusted 1% (2)% (3)% (2)% (2)% 0%
Principal per transaction, as reported ($ - dollars) $       358 $       358 $       371 $       365 $       363 $       357
Foreign currency translation impact (a) ($ - dollars) 26 24 12 (14) 12 (11)
Principal per transaction, constant currency adjusted  ($ - dollars) $       384 $       382 $       383 $       351 $       375 $       346
Prior year principal per transaction, as reported  ($ - dollars) $       396 $       402 $       401 $       372 $       392 $       358
Principal per transaction change, as reported (10)% (11)% (7)% (2)% (7)% 0%
Principal per transaction change, constant currency adjusted (3)% (5)% (4)% (6)% (5)% (3)%

Reconciliation of Non-GAAP Measures

1Q09 2Q09 3Q09 4Q09 FY2009 1Q10
Consumer-to-Consumer Segment
Cross-border principal, as reported ($ - billions) $      15.0 $      15.9 $      17.0 $      17.1 $      65.0 $      16.1
Foreign currency translation impact (a) ($ - billions) 1.1 1.1 0.5 (0.7) 2.0 (0.5)
Cross-border principal, constant currency adjusted ($ - billions) $      16.1 $      17.0 $      17.5 $      16.4 $      67.0 $      15.6
Prior year cross-border principal, as reported ($ - billions) $      15.5 $      17.2 $      17.8 $      16.6 $      67.1 $      15.0
Cross-border principal change, as reported (3)% (8)% (5)% 3% (3)% 7%
Cross-border principal change, constant currency adjusted 4% (1)% (1)% (1)% 0% 4%
International revenues, as reported (GAAP) $     814.8 $     875.0 $     926.5 $     943.4 $  3,559.7 $     862.0
Foreign currency translation impact (a) 55.7 53.5 22.6 (35.8) 96.0 (20.8)
International revenues, constant currency adjusted $     870.5 $     928.5 $     949.1 $     907.6 $  3,655.7 $     841.2
Prior year international revenues, as reported (GAAP) $     843.8 $     919.5 $     950.6 $     891.2 $  3,605.1 $     814.8
International revenue change, as reported (GAAP) (3)% (5)% (3)% 6% (1)% 6%
International revenue change, constant currency adjusted 3% 1% 0% 2% 1% 3%
Global Business Payments Segment
Revenues, as reported (GAAP) $     174.2 $     164.4 $     171.3 $     181.8 $     691.7 $     181.8
Reversal of Custom House revenues (b) N/A N/A (7.9) (22.9) (30.8) (25.6)
Revenues, excluding Custom House $     174.2 $     164.4 $     163.4 $     158.9 $     660.9 $     156.2
Prior year revenues, as reported (GAAP) $     189.8 $     179.4 $     176.4 $     174.2 $     719.8 $     174.2
Revenue change, as reported (GAAP) (8)% (8)% (3)% 4% (4)% 4%
Revenue change, excluding Custom House N/A N/A (7)% (9)% (8)% (10)%
Operating income, as reported (GAAP) $      50.5 $      44.1 $      41.6 $      35.7 $     171.9 $      37.6
Reversal of Custom House operating loss (b) N/A N/A 1.3 4.9 6.2 3.1
Operating income, excluding Custom House $      50.5 $      44.1 $      42.9 $      40.6 $     178.1 $      40.7
Operating income margin, as reported (GAAP) 29.0% 26.8% 24.3% 19.6% 24.9% 20.7%
Operating income margin, excluding Custom House N/A N/A 26.3% 25.5% 26.9% 26.1%

Footnote explanations

(a) Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.  In addition, to compute constant currency earnings per share, the Company assumes the impact of fluctuations in foreign currency derivatives not designated as hedges and the portion of fair value that is excluded from the measure of effectiveness for those contracts designated as hedges was consistent with the prior year.
(b) Represents the incremental impact from the acquisition of Custom House on the Global Business Payments segment revenue and operating income.
(c) The Company made a $250 million refundable tax deposit with the IRS in first quarter 2010.